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                                                                    EXHIBIT 21.A

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                           ENTITY                                                    OWNER(S)                           %
------------------------------------------------------------- ---------------------------------------------------- -------------
Arizona Gas Storage, L.L.C. (DE)                              GulfTerra Arizona Gas, L.L.C.                             60
                                                              Unaffiliated Parties                                      40
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Atlantis Offshore, LLC (DE)                                   Manta Ray Gathering Company, L.L.C.                       50
                                                              Unaffiliated Parties                                      50
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Cameron Highway Oil Pipeline Company (DE)                     Cameron Highway Pipeline I, L.P.                          50
                                                              Unaffiliated Parties                                      50
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Cameron Highway Pipeline GP, L.L.C. (DE)                      GulfTerra Energy Partners, L.P.                          100
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Cameron Highway Pipeline I, L.P. (DE)                         Cameron Highway Pipeline GP, L.L.C.     (GP)               1
                                                              GulfTerra Energy Partners, L.P.         (LP)              99
------------------------------------------------------------- ---------------------------------------------------- -------------
Coyote Gas Treating Limited Liability Company (CO)            GulfTerra Field Services, L.L.C.                          50
                                                              Unaffiliated Parties                                      50
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Crystal Holding, L.L.C. (DE)                                  GulfTerra Energy Partners, L.P.                          100
------------------------------------------------------------- ---------------------------------------------------- -------------
Deepwater Gateway, L.L.C. (DE)                                GulfTerra Field Services, L.L.C.                          50
                                                              Unaffiliated Parties                                      50
------------------------------------------------------------- ---------------------------------------------------- -------------
First Reserve Gas, L.L.C. (DE)                                Crystal Holding, L.L.C.                                  100
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Flextrend Development Company, L.L.C. (DE)                    GulfTerra Energy Partners, L.P.                          100
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GulfTerra Alabama Intrastate, L.L.C. (DE)                     GulfTerra Energy Partners, L.P.                          100
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GulfTerra Arizona Gas, L.L.C. (DE)                            GulfTerra Field Services, L.L.C.                         100
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GulfTerra Energy Finance Corporation (DE)                     GulfTerra Energy Partners, L.P.                          100
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GulfTerra Energy Partners, L.P. (DE)                          GulfTerra Energy Company, L.L.C.        (GP)               1
                                                              Sabine River Investors I, L.L.C.        (LP)              12.95
                                                              Sabine River Investors II, L.L.C.                          4.83
                                                              Publicly Traded                                           82.22
------------------------------------------------------------- ---------------------------------------------------- -------------
GulfTerra Field Services, L.L.C. (DE)                         GulfTerra Energy Partners, L.P.                          100
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GulfTerra GC, L.P. (DE)                                       GulfTerra Energy Partners, L.P.         (LP)              99
                                                              GulfTerra Holdings III, L.L.C.          (GP)               1
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GulfTerra Holding III, L.L.C. (DE)                            GulfTerra Energy Partners, L.P.                          100
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GulfTerra Intrastate, L.P. (DE)                               GulfTerra Energy Partners, L.P.         (LP)              99
                                                              GulfTerra Holding III, L.L.C.           (GP)               1
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GulfTerra NGL Storage, L.L.C. (DE)                            Crystal Holding, L.L.C                                   100
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GulfTerra Operating Company, L.L.C. (DE)                      GulfTerra Energy Partners, L.P.                          100
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GulfTerra Texas Pipeline, L.P. (DE)                           GulfTerra Holding III, L.L.C.           (GP)               1
                                                              GulfTerra Energy Partners, L.P.         (LP)              99
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Hattiesburg Gas Storage Company (DE)                          First Reserve Gas, L.L.C.               (GP)              50
                                                              Hattiesburg Industrial Gas
                                                              Sales, L.L.C.                           (GP)              50
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Hattiesburg Industrial Gas Sales, L.L.C. (DE)                 First Reserve Gas, L.L.C.                                100
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High Island Offshore System, L.L.C. (DE)                      GulfTerra Energy Partners, L.P.                          100
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Manta Ray Gathering Company, L.L.C. (DE)                      GulfTerra Energy Partners, L.P.                          100
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Petal Gas Storage, L.L.C. (DE)                                Crystal Holding, L.L.C.                                  100
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Poseidon Oil Pipeline Company, L.L.C. (DE)                    Poseidon Pipeline Company, L.L.C.                         36
                                                              Unaffiliated Parties                                      64
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Poseidon Pipeline Company, L.L.C. (DE)                        GulfTerra Energy Partners, L.P.                          100
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